UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2025

ENZO BIOCHEM, INC.

(Exact name of registrant as specified in its charter)

New York	001-09974	13-2866202
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Executive Blvd.

Farmingdale, New York 11735

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (631) 755-5500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ENZB	OTC Markets OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On June 23, 2025, Enzo Biochem, Inc. (the “Company” or “Enzo”) entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), by and among Bethpage Parent, Inc., a Delaware corporation (“Parent”), Bethpage Merger Sub, Inc., a New York corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and the Company. Pursuant to and subject to the terms of the Merger Agreement, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation of the merger (the “Merger”) and a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of Battery Ventures XIV, L.P., Battery Investment Partners XIV, L.P. and Battery Ventures XIV EF, L.P. (the “Parent Funds”). The description of the Merger Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the content of the Merger Agreement filed herewith as Exhibit 2.1, which is incorporated herein by reference.

The board of directors of the Company (the “Board”) has unanimously determined that it is in the best interests of the Company and the Company’s shareholders to enter into the Merger Agreement, and approved the execution, delivery and performance of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger. The Board also resolved to recommend that the Company’s shareholders vote in favor of the adoption of the Merger Agreement and the consummation of the Merger.

The Merger

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.0001 per share, of the Company (the “Shares” and each a “Share”) issued and outstanding immediately prior to the Effective Time (other than shares owned by (i) Parent or Merger Sub or any other wholly owned subsidiary of Parent, (ii) the Company (each such Share referred to in clauses (i) and (ii), a “Cancelled Share” and, collectively, the “Cancelled Shares”) and (iii) shareholders (“Dissenting Shareholders”) who have who have not voted in favor of the approval of the Merger Agreement or consented thereto in writing and who are entitled to and have properly and timely notified the Company of their intent to demand payment and exercise dissenters’ rights with respect thereto in accordance with Section 623 of the New York Business Corporation Law (the “NYBCL”), have complied strictly in all respects with Section 623 of the NYBCL and have not effectively withdrawn such notice or demand with respect to any such shares held by any such shareholder, will be converted into the right to receive $0.70 per share in cash, without interest thereon (the “Merger Consideration”).

Treatment of Equity Awards and Company Warrants

At the Effective Time, (i) each Company restricted stock unit (a “Company RSU”) that is outstanding as of immediately prior to the Effective Time and is either (A) held by a member of the Board (whether vested or unvested) or (B) vested in accordance with its terms but not yet settled as of the Effective Time (each, a “Vested Company RSU”) will, automatically and without any required action on the part of the holder thereof, be cancelled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (A) the total number of Shares underlying such Company RSU, by (B) the Merger Consideration, subject to any required withholding of Taxes, (ii) each Company RSU that is outstanding as of immediately prior to the Effective Time and not a Vested Company RSU will, automatically and without any required action on the part of the holder thereof, be canceled without any consideration payable therefor and (iii) each option to purchase Shares that is outstanding as of immediately prior to the Effective Time will, automatically and without any required action on the part of the holder thereof, be canceled without any consideration payable therefor.

At the Effective Time, each warrant to acquire Shares (“Company Warrant”) will be cancelled, terminated and extinguished as of the Effective Time, and in exchange for and upon such cancellation thereof, each such Company Warrant that is outstanding as of immediately prior to the Effective Time be converted into the right to receive, without interest, an amount set forth in a Warrant Cancellation Agreement executed by each holder of Company Warrants and the Company concurrently with the execution of the Merger Agreement. The description of the Warrant Cancellation Agreement set forth in this Item 1.01 is qualified in its entirety by reference to the content of the Form of Warrant Cancellation Agreement filed herewith as Exhibit 10.1, which is each incorporated herein by reference.

Representations and Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants made by each of the Company, Parent, and Merger Sub, including, among others, covenants by the Company regarding the conduct of its business during the pendency of the transactions contemplated by the Merger Agreement, including limitations on various cash expenditures, a requirement to maintain a minimum cash balance at all times prior to the Effective Time, subject to certain permitted exceptions, and covenants not to solicit alternative transactions during certain periods or to provide information or enter into discussions in connection with alternative transactions, subject to certain exceptions described below and to allow the Board to exercise its fiduciary duties in accordance with the Merger Agreement. The representations and warranties of the parties contained in the Merger Agreement will terminate and be of no further force and effect as of the closing of the transactions contemplated by the Merger Agreement. The representations and warranties made by the Company are qualified by disclosures made in disclosure schedules and its Securities and Exchange Commission (“SEC”) filings

Until the earlier of the Effective Time and the valid termination of the Merger Agreement in accordance with its terms, the Company will be subject to customary “no-shop” restrictions on its ability to solicit, initiate, encourage or facilitate any alternative acquisition proposals from third parties, participate in discussions or negotiations with such third parties regarding such alternative acquisition proposals or provide nonpublic information to such third parties. In addition, the Company has agreed that, subject to certain exceptions, the Board will not withdraw its recommendation that the Company’s shareholder vote to adopt the Merger Agreement and approve the Merger.

The Company is also required to prepare and use its best efforts to file with the SEC, within 5 business days of the execution of the Merger Agreement, but in no event later than 10 business days thereafter, a preliminary proxy statement in respect of a Special Meeting of the Company’s shareholders (the “Company Shareholder Meeting”) at which the Company will seek the Company Shareholder Approval (as defined below).

Conditions to Closing

Under the terms of the Merger Agreement, the completion of the Merger is subject to certain customary closing conditions, including, among others: (i) the adoption of the Merger Agreement by the affirmative vote of the holders of a majority of the voting power of the outstanding Company Common Stock entitled to vote thereon (the “Company Shareholder Approval”); (ii) the accuracy of the parties’ respective representations and warranties in the Merger Agreement, subject to specified materiality qualifications; (iii) compliance by the parties with their respective covenants in the Merger Agreement in all material respects; (iv) the absence of any law or order prohibiting or enjoining the consummation of the Merger; and (v) no Company Material Adverse Effect (as defined in the Merger Agreement) having occurred since the signing of the Merger Agreement. In addition, Parent’s obligations to effect the Merger is conditioned upon the holders (excluding certain holders) of no more than ten percent (10%) of the applicable outstanding shares of Company Common Stock exercising statutory dissenters’ rights pursuant to Section 623 of the NYBCL and the holders of all Company Warrants having duly executed and delivered a Warrant Cancellation Agreement that remains in full force and effect.

Termination

Either the Company or Parent may terminate the Merger Agreement under certain specified circumstances, including, among others, (i) by mutual written consent of the Company and Parent; (ii) if the Merger is not consummated by October 23, 2025; (iii) if the Company Shareholder Approval is not obtained; and (iv) any law or regulation that makes consummation of the Merger illegal or otherwise prohibiting or enjoining the Merger is entered or enacted that continues to be in effect.

The Company may, in some circumstances, be required to pay Parent a termination fee equal to $2.5 million (the “Company Termination Fee”). The Company Termination Fee shall become payable (i) upon termination of the Merger Agreement by Parent because the Board has changed its recommendation that the Company’s shareholders vote in favor of the Merger, or (ii) if (A) a proposal for an alternative transaction shall have become publicly known or otherwise known to the Board and shall not have been withdrawn prior to the date that is ten days prior to the date of the Company Shareholder Meeting, (B) Parent or the Company shall have terminated the Merger Agreement for failure to obtain the Company Shareholder Approval or Parent shall have terminated the Merger Agreement because of the Company’s uncured breach of the Merger Agreement such that certain of Parent’s conditions to the Closing would not be satisfied, and (C) concurrently with or within 12 months after such termination of the Agreement, the Company shall have either consummated such alternative transaction or entered into a definitive agreement providing for any alternative transaction. In addition, upon termination of the Merger Agreement by (i) Parent because the Board has changed its recommendation that the Company’s shareholders vote in favor of the Merger or (ii) Parent or the Company for failure to obtain the Company Shareholder Approval or by Parent because of the Company’s uncured breach of the Merger Agreement such that certain of Parent’s conditions to the Closing would not be satisfied, the Company will be required to reimburse Parent’s expenses in connection with the transactions contemplated by the Merger Agreement actually incurred as of the date of such termination, up to a cap of $1 million. Parent will be required to pay to the Company a termination fee of $1 million, if the Company terminates the Merger Agreement because of either (i) a failure of Parent to consummate the Merger when required to or (ii) Parent’s or Merger Sub’s uncured breach of the Merger Agreement such that certain of the Company’s conditions to the Closing would not be satisfied.

Voting and Support Agreement

Concurrently with the execution of the Merger Agreement, all of the Company’s officers and directors and the Company’s largest shareholder have executed voting and support agreements in favor of Parent and Merger Sub, pursuant to which such persons have, subject to the terms and conditions set forth therein, agreed to vote all of their shares in favor of the Merger and the adoption of the Merger Agreement and against any alternative transaction proposal (collectively, the “Support Agreements”). In addition, each shareholder party to a Support Agreement has agreed not to take certain actions, including (i) transferring any Shares (subject to certain exceptions), (ii) granting any proxies or powers of attorney or (iii) exercising any dissenters’ rights with respect to the Merger. The description of the Support Agreements set forth in this Item 1.01 is qualified in its entirety by reference to the content of the Form of Voting and Support Agreement filed herewith as Exhibit 10.2, which is each incorporated herein by reference.

Financing Commitment and Limited Guaranty

Concurrently with the execution of the Merger Agreement, (i) the Parent Funds have entered into an equity commitment letter with Parent, pursuant to which the Parent Funds agreed to provide an equity commitment to Parent for purposes of enabling Parent to pay the Merger Consideration, subject to the terms and conditions therein and (ii) the Parent Funds have entered into a Limited Guaranty (the “Guaranty”) in favor of the Company, wherein the Parent Funds have provided a limited guaranty with respect to their pro rata portion of the Parent Termination Fee (as defined above) in the event it becomes payable under the Merger Agreement, in each case subject to the terms of the Merger Agreement and of the Guaranty.

Item 7.01	Regulation FD Disclosure.

On June 24, 2025, the Company issued a press release announcing the terms of the Merger Agreement. The press release is attached as Exhibit 99.1, to this Current Report on Form 8-K, and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Current Report on Form 8-K that are not statements of historical fact are hereby identified as “forward-looking statements” for the purpose of the safe harbor provided by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  Forward-looking statements include, without limitation, statements regarding the intent, belief or current expectations of the Company and its management, including, without limitation, those related to the Company’s future financial condition, results of operations and products in research and development, the Company’s strategic process, and the anticipated timing of the proposed Merger, and the assumptions underlying or relating to any statement described above. Moreover, forward-looking statements necessarily involve assumptions on the part of the Companies. These forward-looking statements generally are identified by the words “believe”, “expect”, “anticipate”, “estimate”, “project”, “intend”, “plan”, “should”, “may”, “will”, “would”, “will be”, “will continue” or similar expressions. Such forward-looking statements are not meant to predict or guarantee actual results, performance, events, or circumstances and may not be realized because they are based upon the Company’s current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which the Company has no control over. Actual results and the timing of certain events and circumstances may differ materially from those described above as a result of these risks and uncertainties. Factors that may influence or contribute to the inaccuracy of forward-looking statements or cause actual results to differ materially from expected or desired results may include, without limitation, the Company’s and Acquirer’s ability to complete the Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary approval of the Company’s shareholders, complying with the covenants contained in the Merger Agreement, and satisfaction of other closing conditions to consummate the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the Merger; risks related to diverting the attention of the Company’s management from ongoing business operations; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the Merger, including resulting expense or delay; and other risks and uncertainties affecting the Company, including those described under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2024, and other public filings. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results. The Company disclaims any obligations to update any forward-looking statement as a result of developments occurring after the date of this Current Report on Form 8-K.

Participants in the Solicitation

Enzo and its directors and certain of their executive officers and employees may be considered participants in the solicitation of proxies from Enzo’s shareholders with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of Enzo is set forth in its Annual Report on Form 10-K for the year ended July 31, 2024, which was filed with the SEC on October 29, 2024, and in the Company’s proxy statement in connection with its 2024 Annual Meeting of Shareholders which was filed with the SEC on November 27, 2024, and in subsequent documents filed with the SEC. Additional information will be made available to you regarding the persons who may be deemed participants in the proxy solicitation and their direct and indirect interests (by security holdings or otherwise) in the Merger and related transactions in a proxy statement (the “Proxy Statement”), and other relevant materials, that will be filed with the SEC and disseminated to shareholders when they become available. Instructions on how to obtain free copies of this document and, when available, the Proxy Statement, are set forth below in the section headed “Additional Information and Where to Find It”.

This Current Report on Form 8-K relates to the proposed Merger involving the Company and may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, Enzo will file the Proxy Statement. This Current Report on Form 8-K is not a substitute for the Proxy Statement or for any other document that Enzo may file with the SEC and or send to its shareholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF ENZO ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ENZO, THE PROPOSED MERGER AND RELATED MATTERS.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transaction or otherwise. No solicitation shall be made except by means of a proxy statement in accordance with applicable law.

Additional Information and Where to Find It

Investors and shareholders will be able to obtain free copies of the  Proxy Statement and other documents filed by Enzo with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Enzo with the SEC will also be available free of charge on Enzo’s website at www.enzo.com.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
2.1*	Agreement and Plan of Merger, dated as of June 23, 2025, by and among Bethpage Parent, Inc., a Delaware corporation, Bethpage Merger Sub, Inc., a New York corporation and a wholly owned subsidiary of Parent, and Enzo Biochem, Inc.
10.1	Form of Warrant Cancellation Agreement
10.2	Form of Voting and Support Agreement
99.1	Press Release of Enzo Biochem, Inc., dated June 24, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and/or schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally copies of any of the omitted exhibits and schedules upon request by the SEC; provided, however, that the registrant may request confidential treatment pursuant to Rule 24b-2 under the Exchange Act for any exhibits or schedules so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

	By:	/s/ Patricia Eckert
	Name:	Patricia Eckert
	Title:	Chief Financial Officer

Date: June 24, 2025